CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in this Registration Statement on Form N-1A.




/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 15, 2001